KOREA EQUITY FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                                  May 11, 1999

TO THE SHAREHOLDERS OF
KOREA EQUITY FUND, INC.:

      Notice is hereby given that the 1999 Annual Meeting of Shareholders (the "Meeting") of Korea Equity Fund, Inc. (the "Fund") will be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, New York, New York on Tuesday, May 11, 1999, at 10:30 A.M. for the following purposes:

      (1) To elect six Directors to serve for the ensuing year;

      (2) To consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending October 31, 1999; and

      (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on February 26, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

      A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after April 26, 1999, at the offices of the Fund, 180 Maiden Lane, New York, New York.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                        By Order of the Board of Directors

                                                John J. Boretti
                                                   Secretary

New York, New York
Dated: March 5, 1999

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

                                 PROXY STATEMENT

                             KOREA EQUITY FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                       1999 ANNUAL MEETING OF SHAREHOLDERS
                                  May 11, 1999

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Korea Equity Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1999 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), 180 Maiden Lane, New York, New York on Tuesday, May 11, 1999, at 10:30 A.M. The approximate mailing date of this Proxy Statement is March 5, 1999.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted (a) FOR the election of six Directors, and (b) FOR the ratification of the selection of independent accountants. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      The Board of Directors has fixed the close of business on February 26, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of February 26, 1999, the Fund had outstanding 8,409,000 shares of Common Stock, par value $0.10 per share. To the knowledge of management of the Fund, no person owned beneficially more than 5% of its outstanding shares at such date.

      The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement.

                          ITEM 1. ELECTION OF DIRECTORS

      At the Meeting six Directors will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

      The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

      Certain information concerning the nominees is set forth as follows:

                                                                                                                Shares of
                                                                                                               Common Stock
                                                                                                               of the Fund
                                           Principal Occupations                                               Beneficially
  Name and Address                         During Past Five Years                              Director          Owned at
      of Nominee                        and Public Directorships(1)                   Age       Since        February 26, 1999
      ----------                        ---------------------------                   ---       -----        -----------------
William G. Barker, Jr.(2) .......  Consultant  to  the  television  industry  since    66        1993               -0-
111 Parsonage Road                   1991.
Greenwich, Connecticut 06830

George H. Chittenden(2) .........  Director of Bank Audi (USA).                        81        1993              1,000
155 Buffalo Bay, Neck Road
Madison, Connecticut 06443

Haruo Sawada(3) .................  President of the Fund since 1997; President         49        1997               -0-
180 Maiden Lane                      and Director of NAM-U.S.A. since
New York, New York 10038             1997; General Manager of Nomura Asset
                                     Management Co., Ltd. ("NAM") from 1994
                                     to 1996; Senior Vice President of
                                     NAM-U.S.A. from 1990 to 1994.

Chor Weng Tan(2) ................  Managing   Director   for   Education,   The        62        1993              2,500
3 Park Avenue                        American Society of Mechanical
New York, New York 10016             Engineering since 1991. Director of
                                     Tround  International,  Inc.  from 1984 to
                                     1997.

Arthur R. Taylor(2) ............  President of Muhlenberg College since 1992;          63        1993               -0-
2400 Chew Street                    Dean of the Faculty of Business of
Allentown, Pennsylvania 18104       Fordham University from 1985 to
                                    1992; Chairman of Arthur R. Taylor & Co.
                                    (Investment firm); and Director of Louisiana
                                    Land & Exploration Company and Pitney Bowes,
                                    Inc from 1982 to 1997.

                                                                                                                Shares of
                                                                                                               Common Stock
                                                                                                               of the Fund
                                           Principal Occupations                                               Beneficially
    Name and Address                      During Past Five Years                              Director          Owned at
      of Nominee                        and Public Directorships(1)                   Age       Since        February 26, 1999
      ----------                        ---------------------------                   ---       -----        -----------------
John F. Wallace(3) ..............  Vice President of the Fund since 1997 and          70         1993              1,000
180 Maiden Lane                      Secretary and Treasurer of the Fund from
New York, New York 10038             1993 to 1997; Senior Vice President of
                                     NAM-U.S.A.  since  1981,  Secretary  since
                                     1976, Treasurer since 1984 and Director
                                     since 1986.

----------

(1) Each of the nominees is also a director of Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc., investment companies for which NAM-U.S.A. acts as manager.

(2)   Member of Audit Committee and Nominating Committee of the Board of
      Directors.

(3) "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The principal purpose of the Nominating Committee is to select and nominate the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee.

      During the fiscal year ended October 31, 1998, the Board of Directors held 5 meetings, and the Audit Committee and the Nominating Committee each held one meeting. Each Director attended at least 75% of the meetings of the Board of Directors, and each Director who is a member of the Audit and Nominating Committees attended at least 75% of the meetings of such Committees held during such period.

      Interested Persons. The Fund considers two nominees, Messrs. Sawada and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(a) (19) of the Investment Company Act. Mr. Sawada is President of the Fund, the President and a director of NAM-U.S.A. Mr. Wallace is a Vice President of the Fund, a Senior Vice President, Secretary, Treasurer and a director of NAM-U.S.A.

      Compensation of Directors. The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates. The Fund pays to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $43,441 for the fiscal year ended October 31, 1998. The Fund has paid affiliated directors' out-of-pocket expenses in connection with attendance at meetings of the Board of Directors; such expenses aggregated $2,428 for the fiscal year ended October 31, 1998.

      The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all investment companies managed by NAM-U.S.A. or advised by NAM:

                                             Aggregate         Pension or Retirement   Total Compensation from
                                           Compensation     Benefit Accrued as Part of  Fund Complex Paid to
                                           from Fund For       Fund Expenses for its    Directors During the
                                       its Fiscal Year Ended     Fiscal Year Ended      Calendar Year Ended
       Name of Director                   October 31, 1998       October 31, 1998*       December 31, 1998*
       ----------------                   ----------------       -----------------       ------------------
William G. Barker ...................          $ 7,500                  None                  $29,000
George H. Chittenden ................          $ 7,500                  None                  $29,000
Haruo Sawada ........................               --                  None                       --
Chor Weng Tan .......................          $ 7,500                  None                  $29,000
Arthur R. Taylor ....................          $ 7,500                  None                  $29,000
John F. Wallace .....................               --                  None                       --

----------

* In addition to the Fund, the "Fund Complex" includes Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc.


      Officers of the Fund. The following table sets forth information concerning the officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

                                                                                           Shares of
                                                                                          Common Stock
                                                                                          of the Fund
                                                                                          Beneficially
                                                                              Officer       Owned at
Name and Principal Occupation During Past Five Years    Office        Age      Since   February 26, 1999
----------------------------------------------------    ------        ---      -----   -----------------
Haruo Sawada ........................................  President       49       1997          -0-
  President and Director of  NAM-U.S.A.  since 1997,
    General  Manager  of  NAM  from  1994  to  1996,
    Senior Vice  President of  NAM-U.S.A.  from 1990
    to 1994.

Mitsutoyo Kohno .....................................  Vice President  50       1993          -0-
  Senior Vice  President of  NAM-U.S.A.  since 1991,
    Director since 1995 and Vice President from 1989
    to 1991.

John F. Wallace .....................................  Vice President  70       1993         1,000
  Senior Vice  President of  NAM-U.S.A.  since 1981,
    Secretary since 1976, Treasurer since 1984 and
    Director since 1986.

John J. Boretti .....................................  Secretary and   46       1997          -0-
  Senior Vice  President of  NAM-U.S.A.  since 1996,     Treasurer
    Vice  President and Chief  Financial  Officer of
    Kidder  Peabody  Asset   Management,   Inc.  and
    Kidder,  Peabody Mutual Funds and Vice President
    of Kidder, Peabody & Co. Inc. from 1993 to 1995.

      Stock Ownership. At February 26, 1999, the Directors and officers of the Fund as a group (8 persons) owned an aggregate of 4,500 shares of the Fund, representing less than 1% of the outstanding shares of the Fund. Mr. Sawada, President of the Fund and Mr. Mitsutoyo Kohno, Vice President of the Fund, together own less than 1% of the shares of The Nomura Securities Co., Ltd., an affiliate of both NAM-U.S.A. and NAM.

                  ITEM 2. SELECTION OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of PricewaterhouseCoopers LLP ("PWC"), as independent accountants, to audit the financial statements of the Fund for the fiscal year ending October 31, 1999. PWC has acted as the Fund's independent accountants since the inception of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

      PWC also acts as independent accountants for The Nomura Securities Co., Ltd. and certain of its affiliated entities, including NAM-U.S.A., and for three other investment companies for which NAM-U.S.A. acts as manager. The Board of Directors of the Fund considered the fact that PWC has been retained as the independent accountants for these other entities in its evaluation of the ability of PWC to also function in that capacity for the Fund.

      A representative of PWC is expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if such person so desires.

                             ADDITIONAL INFORMATION

      The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $3,500, together with reimbursement of such firm's expenses.

      The election of Directors requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. Ratification of the selection of independent accountants requires the affirmative vote of a majority of shares present and voting on the proposal at a meeting at which a quorum is present. The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients, as well as the Japan Securities Clearing Corporation ("JSCC") holding shares of the Fund on behalf of its beneficial shareholders, will request the instructions of such customers, clients and beneficial shareholders, on how to vote their shares on each proposal before the Meeting. The Fund understands that the New York Stock Exchange and the Osaka Securities Exchange permit such broker-dealers and the JSCC, without instructions from such customers, clients and beneficial shareholders, to grant authority to the proxies designated by the Fund to vote on the items to be considered at the Meeting if no instructions have been received prior to the date specified in the broker-dealer firm's or the JSCC's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

      The shares as to which the proxies so designated are granted authority by broker-dealer firms and the JSCC to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on the items to be considered at the meeting.

      The address of NAM-U.S.A. is 180 Maiden Lane, New York, New York 10038-4936. The address of NAM is 2-1-14, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

      The Fund sends quarterly reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038-4936 (or call 1-800-833-0018).

Proposals of Shareholders

      Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by November 1, 1999.

                                   By Order of the Board of Directors

                                           John J. Boretti
                                              Secretary

New York, New York
Dated: March 5, 1999

                             KOREA EQUITY FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Haruo Sawada and John F. Wallace as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Korea Equity Fund, Inc. (the "Fund") held of record by the undersigned on February 26, 1999 at the Annual Meeting of the Shareholders of the Fund to be held on May 11, 1999 or any adjournment thereof.

--------------------------------------------------------------------------------
      PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

___________________________________     _____________________________________

___________________________________     _____________________________________

___________________________________     _____________________________________

|x|  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                            KOREA EQUITY FUND, INC.
--------------------------------------------------------------------------------

Mark box at right if an address change or comment
has been noted on the reverse side of this card.            |_|

      Please be sure to sign and date this Proxy  Date_____________________

__________________________________      ___________________________________
     Shareholder sign here                     Co-owner sign here

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                               "FOR" ALL PROPOSALS

1. Election of Directors.
                                                  For                  For All
                                                  All       With-      Nominees
                                               Nominees     hold        Except
   William G. Barker, Jr.  Chor Weng Tan
   George H. Chittenden    Arthur R. Taylor
   Haruo Sawada            John F. Wallace       |_|        |_|           |_|

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through the nominee(s)' name(s). Your shares will be voted for the remaining nominee(s).

2. Proposal to ratify the selection of            For       Against     Abstain
   PricewaterhouseCoopers LLP as the
   independent accountants of the Fund.           |_|         |_|         |_|

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

   This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

  RECORD DATE SHARES: